UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 05652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2008

FORM N-CSR

Item 1.	Reports to Stockholders.

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Additional Information
35	Important Tax Information
36	Proxy Results
37	Information About the Review and Approval
of the Fund’s Management Agreement
41	Board Members Information
43	Officers of the Fund
45	Officers and Directors

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Municipal Income, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We present this annual report for Dreyfus Municipal Income, Inc., covering the 12-month period from October 1, 2007, through September 30, 2008.

These are difficult times for fixed-income investors.A credit crunch that began in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort.The U.S. economic slowdown also has gathered momentum, depressing investor sentiment and consumer confidence. These factors undermined returns in most bond market sectors,including municipal bonds.Even the traditional safe haven of U.S. government securities has encountered heightened volatility. The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized. We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the general financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among municipal securities and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chief Executive Officer
The Dreyfus Corporation
October 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2007, through September 30, 2008, as provided by W. Michael Petty, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2008, Dreyfus Municipal Income achieved a total return of –4.31% (on a net asset value basis). 1 During the same period, the fund provided income dividends of $0.492 per share, which is equal to a distribution rate of 7.00% .2

During the reporting period, municipal bonds encountered severe bouts of heightened volatility, primarily due to intensifying economic concerns and a global financial crisis.While the fund’s performance was affected by these challenging market conditions, its investment-grade holdings somewhat helped protect it from the full brunt of weakness affecting lower-rated securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond’s structure,including paying close attention to a bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

albeit with yields that reflect the then-current interest-rate environment. When we believe that an opportunity presents itself, we seek to upgrade the portfolio’s investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings.

Economic and Credit Concerns Weighed on Municipal Bonds

Like many other asset classes, municipal bonds encountered heightened volatility amid a U.S. economic downturn and global financial crisis. Led by a sharp slump in home prices, the U.S. economy suffered from rising unemployment, a surge in mortgage foreclosures, and soaring food and energy costs. At the same time, a credit crunch that began before the start of the reporting period in the U.S. sub-prime mortgage market mushroomed into a global financial crisis, resulting in financial distress among investment banks and independent municipal bond insurers, as well as ultimately freezing liquidity in the auction-rate securities market.

Highly leveraged institutional investors were forced to sell creditworthy investments, including municipal bonds, to meet margin calls and redemption requests. In addition, several major bond insurers suffered massive sub-prime related losses, causing investors to question the value of insurance on municipal bonds.The downturn in investor sentiment also led to severely curtailed liquidity conditions in the auction-rate securities sector of the municipal bond market.

These developments effectively boosted the supply of municipal bonds, causing prices to fall and yields to rise. Indeed, February and September 2008 represented two of the worst months in the history of the municipal bond market, and at times during the reporting period, absolute tax-exempt yields were significantly higher than those of comparable taxable U.S.Treasury securities.

High Grade Bonds Fared Relatively Well

The market downturn proved to be particularly damaging to prices of municipal bonds with BBB credit ratings or lower, as increasingly risk-averse investors flocked toward the traditional safe havens of money markets and highly rated government bonds. Because the fund purchases only investment-grade securities, its holdings held up relatively well during the downturn. On the other hand, market weakness was particularly pronounced among longer-term bonds, including the fund’s holdings with maturities in the 20- to 30-year range.Also hurt more than industry averages were the fund’s investments in insured municipal bonds, which began to trade at levels commensurate with their underlying credit quality when investors effectively disregarded third-party credit enhancements.

Finally, the fund’s leveraging strategy was adversely affected by the financial crisis. The fund issues preferred shares on which dividend rates are periodically reset through bank-managed auctions. During much of the reporting period, these auctions failed to attract enough bidders, and the rate paid to preferred shareholders in each instance consequently was determined pursuant to a formula set in the fund’s auction-rate securities offering documents.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, the U.S. economy has remained weak, and the financial crisis has intensified.Therefore, we intend to maintain a relatively conservative approach, including a focus on diversification and credit quality.

October 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

STATEMENTSELECTED INFORMATIONOF INVESTMENTS
September 30, 2008 (Unaudited)

Market Price per share September 30, 2008	$7.03
Shares Outstanding September 30, 2008	20,594,744
American Stock Exchange Ticker Symbol	DMF

MARKET PRICE (AMERICAN STOCK EXCHANGE)

Fiscal Year Ended September 30, 2008

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008

High	$8.76	$9.01	$8.87	$8.53
Low	7.98	8.18	8.41	6.7
Close	8.33	8.49	8.48	7.03

PERCENTAGE GAIN (LOSS) based on change in Market Price*

October 24, 1988 (commencement of operations)
through September 30, 2008	167.30%
October 1, 1998 through September 30, 2008	36.95
October 1, 2003 through September 30, 2008	(1.11)
October 1, 2007 through September 30, 2008	(14.04)
January 1, 2008 through September 30, 2008	(11.81)
April 1, 2008 through September 30, 2008	(14.69)
July 1, 2008 through September 30, 2008	(15.78)

NET ASSET VALUE PER SHARE
October 24, 1988 (commencement of operations)	$ 9.26
September 30, 2007	9.34
December 31, 2007	9.21
March 31, 2008	8.99
June 30, 2008	9.02
September 30, 2008	8.43

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

October 24, 1988 (commencement of operations)
through September 30, 2008	264.14%
October 1, 1998 through September 30, 2008	63.85
October 1, 2003 through September 30, 2008	20.82
October 1, 2007 through September 30, 2008	(4.31)
January 1, 2008 through September 30, 2008	(4.35)
April 1, 2008 through September 30, 2008	(3.39)
July 1, 2008 through September 30, 2008	(5.06)

* With dividends reinvested.

STATEMENT OF INVESTMENTS
September 30, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—137.6%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.8%
The Board of Trustees of the
University of Alabama, HR
(University of Alabama at
Birmingham) (Insured; MBIA,
Inc.)	5.88	9/1/10	4,620,000 [a]	4,946,357
Alaska—3.9%
Alaska Housing Finance
Corporation, General Mortgage
Revenue (Insured; MBIA, Inc.)	6.05	6/1/39	6,845,000	6,855,404
Arizona—3.2%
City of Phoenix, County of
Maricopa and the County of
Pima Industrial Development
Authorities, SFMR
(Collateralized: FHLMC, FNMA
and GNMA)	5.80	12/1/39	4,170,000	4,003,575
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	2,000,000	1,638,500
California—11.8%
ABAG Financial Authority for
Nonprofit Corporations,
Insured Revenue, COP (Odd
Fellows Home of California)	6.00	8/15/24	5,000,000	4,879,750
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	2,500,000	2,516,075
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/10	3,545,000 [a]	3,820,127
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/10	1,455,000 [a]	1,564,794
Chabot-Las Positas Community
College District, GO (Insured;
AMBAC)	0.00	8/1/32	6,000,000 [b]	1,391,160

The Fund 7

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.80	6/1/13	3,000,000 [a]	3,485,520
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	3,500,000	2,624,090
Colorado—7.6%
Colorado Springs,
HR	6.38	12/15/10	2,835,000 [a]	3,081,163
Colorado Springs,
HR	6.38	12/15/30	2,890,000	2,914,189
University of Northern Colorado
Board of Trustees, Auxiliary
Facilities System and
Improvement Revenue
(Insured; FSA)	5.00	6/1/35	7,750,000	7,180,065
District of Columbia—1.5%
District of Columbia,
Revenue (Catholic University
America Project) (Insured;
AMBAC)	5.63	10/1/09	1,605,000 [a]	1,672,875
District of Columbia,
Revenue (Catholic University
America Project) (Insured;
AMBAC)	5.63	10/1/29	475,000	476,102
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA, FNMA,
GNMA and GIC; Trinity Funding)	7.45	12/1/30	495,000	499,856
Florida—1.4%
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/09	30,000 [a]	31,331
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	1,470,000	1,435,264
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	5.80	10/1/34	1,095,000	1,026,738

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois—12.6%
Chicago
(Insured; FGIC)	6.13	7/1/10	3,685,000 [a]	3,943,503
Chicago
(Insured; FGIC)	6.13	7/1/10	315,000 [a]	337,097
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.75	3/1/10	40,000	40,230
Illinois Finance Authority,
Revenue (Sherman Health
Systems)	5.50	8/1/37	2,000,000	1,717,720
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	5,800,000 [a]	6,211,104
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System)	6.25	11/15/09	7,000,000 [a]	7,356,860
Illinois Health Facilities
Authority, Revenue (Swedish
American Hospital)	6.88	5/15/10	2,000,000 [a]	2,131,620
Indiana—1.6%
Franklin Township School Building
Corporation, First Mortgage Bonds	6.13	7/15/10	2,500,000 [a]	2,703,350
Louisiana—1.3%
Saint John the Baptist Parish,
Revenue (Marathon Oil
Corporation Project)	5.13	6/1/37	3,000,000	2,323,050
Maryland—5.4%
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park Project)	5.63	6/1/13	2,000,000 [a]	2,189,180
Maryland Health and Higher
Educational Facilities
Authority, Revenue (The Johns
Hopkins University Issue)	6.00	7/1/09	7,000,000 [a]	7,242,760
Massachusetts—5.4%
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	2,000,000	1,579,240

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	1/1/12	530,000 [a]	580,159
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/31	1,970,000	1,936,195
Massachusetts Industrial Finance
Agency, Water Treatment
Revenue (Massachusetts-
American Hingham Project)	6.95	12/1/35	5,235,000	5,235,052
Michigan—2.4%
Michigan Strategic Fund,
SWDR (Genesee Power Station
Project)	7.50	1/1/21	4,585,000	4,237,916
Minnesota—2.9%
Minnesota Agricultural and
Economic Development Board,
Health Care Facilities Revenue
(Essentia Health Obligated
Group) (Insured; Assured
Guaranty)	5.00	2/15/37	2,600,000	2,379,390
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/10	2,420,000 [a]	2,626,813
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000	80,972
Mississippi—3.2%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	6,000,000	5,539,560

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Missouri—1.6%
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony’s Medical Center)	6.25	12/1/10	2,500,000 [a]	2,708,200
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	6.30	9/1/25	130,000	130,979
Nebraska—1.0%
Nebraska Public Power District,
General Revenue	5.00	1/1/38	2,000,000	1,799,040
Nevada—2.0%
Clark County,
IDR (Southwest Gas Corporation
Project) (Insured; AMBAC)	6.10	12/1/38	4,000,000	3,447,680
New Jersey—2.1%
New Jersey Economic Development
Authority, Cigarette Tax
Revenue	5.50	6/15/31	1,610,000	1,349,921
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty)	6.13	6/1/30	2,500,000	2,322,900
New Mexico—2.3%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	6.30	12/1/16	3,000,000	2,858,130
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program
(Collateralized: FHLMC and
GNMA)	6.85	9/1/31	1,145,000	1,154,057
New York—.8%
Long Island Power Authority,
Electric System General Revenue	5.00	9/1/27	1,500,000	1,404,045

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina—.6%
North Carolina Housing Finance
Agency, Home Ownership Revenue	6.25	1/1/29	1,130,000	1,112,033
Ohio—9.9%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	6.50	6/1/47	8,000,000	6,523,360
Cuyahoga County,
Hospital Improvement Revenue
(The Metrohealth System
Project)	6.13	2/15/09	5,000,000 [a]	5,108,750
Rickenbacker Port Authority,
Capital Funding Revenue (OASBO
Expanded Asset Pooled)	5.38	1/1/32	4,090,000	3,874,212
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	2,000,000	1,695,520
Oklahoma—1.5%
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/09	1,875,000 [a]	1,919,231
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/29	625,000	626,425
Pennsylvania—7.7%
Lancaster Higher Education
Authority, College Revenue
(Franklin and Marshall College
Project)	5.00	4/15/37	2,000,000	1,822,020
Pennsylvania Economic Development
Financing Authority, RRR
(Northampton Generating
Project)	6.60	1/1/19	3,500,000	3,335,920
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health)	5.88	12/1/11	5,995,000 [a]	6,544,202
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health)	5.88	12/1/31	1,755,000	1,666,601

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

South Carolina—8.1%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000	4,292,400
Medical University of South
Carolina, Hospital Facilities
Revenue	6.00	7/1/09	2,500,000 [a]	2,592,825
Piedmont Municipal Power Agency,
Electric Revenue	5.25	1/1/21	3,500,000	3,344,320
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/30	3,750,000	3,885,000
Tennessee—2.9%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/36	2,000,000	1,681,540
Knox County Health, Educational
and Housing Facility Board,
Revenue (University Health
System, Inc.)	5.25	4/1/36	4,000,000	3,345,400
Texas—13.6%
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport, Joint
Revenue Improvement (Insured;
FSA)	5.00	11/1/35	1,600,000	1,320,528
Gregg County Health Facilities
Development Corporation, HR
(Good Shepherd Medical Center
Project) (Insured; Radian)	6.38	10/1/10	2,500,000 [a]	2,704,450
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System)	6.38	6/1/11	3,565,000 [a]	3,893,408

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Lubbock Educational Facilities
Authority, Improvement Revenue
(Lubbock Christian University)	5.25	11/1/37	1,500,000	1,203,690
North Texas Tollway Authority,
First Tier System Revenue	5.75	1/1/40	4,000,000	3,695,480
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	4,000,000	3,623,520
Texas
(Veterans Housing Assistance
Program) (Collateralized; FHA)	6.10	6/1/31	7,000,000	7,007,350
Utah—.1%
Utah Housing Finance Agency,
SFMR (Collateralized; FHA)	6.00	1/1/31	105,000	106,461
Vermont—1.1%
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Saint Michael’s
College Project)	6.00	10/1/28	1,500,000	1,506,930
Vermont Housing Finance Agency,
SFHR (Insured; FSA)	6.40	11/1/30	365,000	368,051
Washington—4.7%
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	3,000,000	3,010,620
Washington Higher Educational
Facilities Authority, Revenue
(Whitman College)	5.88	10/1/09	5,000,000 [a]	5,176,450
West Virginia—1.2%
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	2,500,000	2,143,200
Wisconsin—5.0%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/28	2,500,000	2,580,125

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wisconsin (continued)
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.60	2/15/29	4,975,000	4,366,060
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	2,000,000	1,700,080
Wyoming—2.2%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	1,500,000	1,237,515
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/38	2,800,000	2,557,604
U.S. Related—2.2%
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	4,000,000	3,749,920
Total Long-Term
Municipal Investments
(cost $245,481,905)				238,930,859

Short-Term Municipal Investments—9.8%

Missouri—1.1%
Missouri Health and Educational
Facilities Authority, Educational
Facilities Revenue (The Washington
University) (Liquidity Facility;
JPMorgan Chase Bank)	5.00	10/1/08	1,900,000 [c]	1,900,000
New Hampshire—2.6%
New Hampshire Health and
Eductional Facilities
Authority, Revenue (University
System of New Hampshire Issue)
(Liquidity Facility; JPMorgan
Chase Bank)	4.75	10/1/08	4,600,000 [c]	4,600,000
Oregon—1.5%
Portland,
EDR (Broadway Project)
(Insured; AMBAC and Liquidity
Facility; Key Bank)	12.00	10/7/08	2,600,000 [c]	2,600,000

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas—4.6%
Harris County Cultural Education
Facilities Finance
Corporation, Revenue (YMCA of
the Greater Houston Area)
(LOC; Regions Bank)	4.25	10/1/08	8,000,000 [c]	8,000,000
Total Short-Term
Municipal Investments
(cost $17,100,000)				17,100,000

Total Investments (cost $262,581,905)			147.4%	256,030,859
Cash and Receivables (Net)			10.2%	17,671,995
Preferred Stock, at redemption value			(57.6%)	(100,000,000)
Net Assets Applicable
to Common Shareholders			100.0%	173,702,854

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security issued with a zero coupon. Income is recognized through the accretion of discount.
[c] Variable rate demand note—rate shown is the interest rate in effect at September 30, 2008. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	17.6
AA		Aa		AA	14.8
A		A		A	39.0
BBB		Baa		BBB	16.9
B		B		B	1.3
F1		MIG1/P1		SP1/A1	6.7
Not Rated [d]		Not Rated [d]		Not Rated [d]	3.7
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	262,581,905	256,030,859
Cash		8,122,370
Receivable for investment securities sold		13,607,852
Interest receivable		4,356,337
Prepaid expenses		7,537
		282,124,955

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		173,741
Payable for investment securities purchased		8,024,765
Dividends payable to Preferred Shareholders		80,329
Commissions payable		13,743
Accrued expenses		129,523
		8,422,101

Auction Preferred Stock, Series A and B, par value $.001
per share (4,000 shares issued and outstanding at $25,000
per share liquidation preference)—Note 1		100,000,000

Net Assets applicable to Common Shareholders ($)		173,702,854

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,594,744 shares issued and outstanding)		20,595
Paid-in capital		185,628,567
Accumulated undistributed investment income—net		1,011,784
Accumulated net realized gain (loss) on investments		(6,407,046)
Accumulated net unrealized appreciation
(depreciation) on investments		(6,551,046)

Net Assets applicable to Common Shareholders ($)		173,702,854

Shares Outstanding
(110 million shares authorized)		20,594,744
Net Asset Value, per share of Common Stock ($)		8.43

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Year Ended September 30, 2008

Investment Income ($):
Interest Income	17,240,043
Expenses:
Management fee—Note 3(a)	2,013,198
Interest and expense related to
floating rate notes issued—Note 4	349,034
Commission fees—Note 1	267,075
Professional fees	102,854
Shareholders’ reports	41,920
Registration fees	30,000
Shareholder servicing costs—Note 3(b)	27,454
Custodian fees—Note 3(b)	22,509
Directors’ fees and expenses—Note 3(c)	10,675
Miscellaneous	50,074
Total Expenses	2,914,793
Investment Income—Net	14,325,250

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,075,235)
Net unrealized appreciation (depreciation) on investments	(18,303,233)
Net Realized and Unrealized Gain (Loss) on Investments	(19,378,468)
Dividends on Preferred Stock	(3,549,969)
Net (Decrease) in Net Assets Resulting from Operations	(8,603,187)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2008	2007

Operations ($):
Investment income—net	14,325,250	14,280,972
Net realized gain (loss) on investments	(1,075,235)	372,141
Net unrealized appreciation
(depreciation) on investments	(18,303,233)	(7,360,730)
Dividends on Preferred Stock	(3,549,969)	(3,613,991)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,603,187)	3,678,392

Dividends to Common Shareholders from ($)
Investment income—net	(10,132,614)	(10,130,835)

Capital Stock Transactions ($):
Dividends reinvested	—	51,799
Total Increase (Decrease) in Net Assets	(18,735,801)	(6,400,644)

Net Assets ($):
Beginning of Period	192,438,655	198,839,299
End of Period	173,702,854	192,438,655
Undistributed investment income—net	1,011,784	383,390

Capital Share Transactions (Shares):
Increase in Shares Outstanding
as a Result of Dividends Reinvested	—	5,424

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

		Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	9.34	9.66	9.68	9.51	9.51
Investment Operations:
Investment income—net [a]	.70	.69	.65	.68	.69
Net realized and unrealized
gain (loss) on investments	(.95)	(.34)	.00[b]	.21	.09
Dividends on Preferred Stock
from investment income—net	(.17)	(.18)	(.15)	(.10)	(.06)
Total from Investment Operations	(.42)	.17	.50	.79	.72
Distributions to Common Shareholders:
Dividends from investment income—net	(.49)	(.49)	(.52)	(.62)	(.72)
Net asset value, end of period	8.43	9.34	9.66	9.68	9.51
Market value, end of period	7.03	8.67	9.17	9.35	10.25

Total Return (%) [c]	(14.04)	(.34)	3.86	(2.58)	14.08

Ratios/Supplemental Data (%):
Ratio of total expenses to average net
assets applicable to Common Stock [d]	1.55	1.67	1.61	1.48	1.40
Ratio of net investment income to average
net assets applicable to Common Stock [d]	7.64	7.28	6.83	7.03	7.29
Ratio of total expenses
to total average net assets	1.01	1.11	1.06	.99	.93
Ratio of net investment income
to total average net assets	4.98	4.82	4.53	4.67	4.81
Portfolio Turnover Rate	50.58	10.30	10.09	12.62	6.72
Asset coverage of Preferred Stock,
end of period	274	292	300	299	295

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	173,703	192,439	198,839	199,388	195,395
Preferred Stock outstanding,
end of period ($ x 1,000)	100,000	100,000	100,000	100,000	100,000

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Calculated based on market value.
[d]	Does not reflect the effect of dividends to Preferred Stockholders.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor. The fund’s Common Stock trades on the American Stock Exchange under the ticker symbol DMF. Effective in December 2008, the fund’s Common Stock will trade on the New York Stock Exchange Alternext under the ticker symbol DMF.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The fund has outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry as directors to be elected by the holders of APS.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative def-

inition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Share-holder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 29, 2008, the Board of Directors declared a cash dividend of $.041 per share from investment income-net, payable on October 31, 2008 to Common Shareholders of record as of the close of business on October 14, 2008.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2008 for each Series of APS were as follows: Series A 12.57% and Series B 11.73% . These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended September 30, 2008.

As of and during the period ended September 30, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

At September 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $1,098,259, accumulated capital losses $5,747,764 and unrealized depreciation $6,434,034. In addition, the fund had $776,294 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2008. If not applied, $604,058 of the carryover expires in fiscal 2009, $1,413,550 expires in fiscal 2010, $360,799 expires in fiscal 2011, $3,070,416 expires in fiscal 2012 and $298,941 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2008 and September 30, 2007 were as follows: tax exempt income $13,682,583 and $13,744,826, respectively.

During the period ended September 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $14,273, increased net realized gain (loss) on investments by $13,494 and increased paid-in capital by $779. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the fund participated with other Dreyfus managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes including the financing of redemptions. Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit.The terms of the line of credit agreement limit the amount of

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended September 30, 2008, the fund did not borrow under the lines of credit. Effective October 15, 2008, the $300 million unsecured line of credit was terminated.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended September 30, 2008, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates BNY Mellon Shareowner Services, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2008, the fund was charged $16,344 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2008, the fund was charged $22,509 pursuant to the custody agreement.

During the period ended September 30, 2008, the fund was charged $5,907 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $161,708, custodian fees $8,136, transfer agency per account fees $2,400 and chief compliance officer fees $1,497.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2008, amounted to $142,414,204 and $151,509,944, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remar-keting agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. At September 30, 2008, there were no floating rate notes outstanding.

At September 30, 2008, the cost of investments for federal income tax purposes was $262,464,893; accordingly, accumulated net unre-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

alized depreciation on investments was $6,434,034, consisting of $6,942,106 gross unrealized appreciation and $13,376,140 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 21, 2008

The Fund 31

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by BNY Mellon Shareowner Services, as Plan agent (the “Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon, c/o Mellon Investor Services, Shareholder Investment Plan, P.O. Box 358035, Pittsburgh, PA 15252-8035, should include the shareholder’s name and address as they appear on the Agent’s records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Agent on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s common stock. In order to benefit

The Fund 33

ADDITIONAL INFORMATION (Unaudited) (continued)

Common shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended September 30, 2008, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended September 30, 2008 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

The Fund 35

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock (“APS”) voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on May 16, 2008.

		Shares

	For		Authority Withheld

To elect two Class III Directors: †
Joseph S. DiMartino	18,747,780		472,902
George L. Perry ††	3,396		137

†	The terms of these Class III Directors expire in 2011.
††	Elected solely by APS holders, Common Shareholders not entitled to vote.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 16 and 17, 2008, the Board considered the re-approval for an annual period (through August 31, 2009) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives noted the fund’s closed-end structure, the relationships Dreyfus has with various intermediaries complex-wide and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing services to intermediaries and shareholders.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of closed-end leveraged general municipal debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all closed-end leveraged general municipal debt funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2008.The Board members noted that the fund’s total return performance based on net asset value was above the Performance Group and Performance Universe medians for all periods, while market price total return was variously above and below the Performance Group and Performance Universe medians for the peri-ods.The Board noted that the fund’s yield performance variously was above, at and below the Performance Group and Performance Universe medians, measured on both a net asset value basis and a market price basis for the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of its Lipper category average for the prior ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s management fee was higher than the Expense Group and Expense Universe medians based on either common shares alone or common and preferred shares together. The fund’s expense ratios based on common shares alone and based on common and preferred shares together were higher than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by closed-end funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies and included within the fund’s Lipper category (the “Similar Funds”), and stated that there were no other funds or accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the fund’s overall performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and management fee information, costs of the ser- vices provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Current term expires in 2011
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 167
———————
Clifford L. Alexander, Jr. (75)
Board Member (2003)
Current term expires in 2009
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 54
———————
David W. Burke (72)
Board Member (1994)
Current term expires in 2009
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 90

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Whitney I. Gerard (73)
Board Member (1998)
Current term expires in 2010
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 30
———————
George L. Perry (74)
Board Member (1989)
Current term expires in 2011
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 30
———————

The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.

Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 77 investment companies (comprised of 167 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 77 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JOSEPH P. DARCY, Executive Vice
President since March 2000.

Executive Vice President of the Fund, Senior Portfolio Manager-Dreyfus Municipal Securities, and an officer of 1 other investment company (comprised of 1 portfolio) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1994.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (78 investment companies, comprised of 187 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—National Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 45

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,008 in 2007 and $37,088 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $42,410 in 2007 and $5,122 in 2008. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended; (ii) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,313 in 2007 and $3,244 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $109 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,667,704 in 2007 and $4,881,322 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee and full Board of Trustees of the Registrant:

Joseph S. DiMartino
Clifford L. Alexander
David W. Burke
Whitney Gerard
George L. Perry

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6.	Investments.

(a)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

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Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of November 17, 2008:

     Joseph Darcy has managed the Registrant since August 1999. Since July 2007 he has been co-primary portfolio manager of the Registrant and has been employed by The Dreyfus Corporation (“Dreyfus”) since May, 1994.

     W. Michael Petty is a co-primary portfolio manger of the Registrant since July 2007 and has been employed by Dreyfus since June 1997.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

     Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, James Welch and Bill Vasiliou. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: portfolio performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus' pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

     Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager's performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus' Chief Investment Officer's evaluation of the portfolio manager's performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus' Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

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     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Joseph Darcy	5	$4.5 billion	0	0	0	0
W. Michael Petty	6	$2.1 billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Dollar Range of Fund
Portfolio Manager	Fund Name	Shares Beneficially Owned
Joseph Darcy	Dreyfus Municipal Income, Inc.	None
W. Michael Petty	Dreyfus Municipal Income, Inc.	None

     Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

     Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously

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purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

     Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	November 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	November 17, 2008

By:	/s/ James Windels
James Windels,
Treasurer

Date:	November 17, 2008

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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